SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 23, 1998

                                   AT&T CORP.
                                   ----------
               (Exact name of registrant as specified in charter)

                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)

        1-1105                                           13-4924710
(Commission File No.)                        (IRS employer identification no.)

32 Avenue of the Americas, New York, New York            10013-3412
---------------------------------------------            ----------
   (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 387-5400

Form 8-K
AT&T Corp.
June 23, 1998



ITEM 5.  OTHER EVENTS

          On June 24, 1998, AT&T Corp. (the "Company") and Tele-Communications, Inc. ("TCI") announced that they had entered into an Agreement and Plan of Restructuring and Merger, dated as of June 23, 1998 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of the Company with and into TCI (the "Merger") pursuant to which TCI will become a wholly owned subsidiary of the Company. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the joint press release of the Company and TCI with respect to the Merger is included as Exhibit 99.1 Such documents are incorporated by reference into this Item 5 and the foregoing description of such documents are qualified in its entirety by reference to such Exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.


                  2.1 Agreement and Plan of Restructuring and Merger, among AT&T Corp., Italy Merger Corp. and Tele-Communications, Inc., dated as of June 23, 1998*

                  99.1     Joint press release, dated June 24, 1998

         * The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.

Form 8-K
AT&T Corp.
June 23, 1998


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.


                                   By:/s/ Marilyn J. Wasser
                                      Name:   Marilyn J. Wasser
                                      Title:  Vice President and Secretary



Date:  July 6, 1998

                                  EXHIBIT INDEX


  Exhibit
    No.        Description
  -------      -----------
    99.1       Agreement and Plan of Restructuring and Merger, among AT&T Corp.,
               Italy Merger Corp. and Tele-Communications, Inc., dated as of
               June 23, 1998*

    99.1       Joint press release, dated June 24, 1998


* The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.